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                                                                      Exhibit 23


                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS

         As independent petroleum engineers, we hereby consent to the use of our reports and to all references to our firm included in or made a part of the Form 10-KSB for the year ended October 31, 2002 for Seven J Stock Farm, Inc.


                                      Huddleston & Co., Inc.


                                      /s/ Peter D. Huddleston
                                      ------------------------------------------
                                      By: Peter D. Huddleston, President


Houston, Texas
January 29, 2003